Effective April 30, 2012

AMENDMENT NO 2 TO THE AGREEMENT

BETWEEN

KAVSAR GENERAL TRADING FZE

and

DWM PETROLEUM AG

Relating to the sale and purchase of
80% of the issued share capital
of TF Petroleum AG

THIS AMENDMENT (“Amendment”) is made effective as of April 30, 2012

BETWEEN:

(1)	KAVSAR GENERAL TRADING FZE a company organised under the laws of The UAE whose registered office is at Hamriyah Free Zone, P.O. Box No 51393, Sharjah, UAE (hereinafter referred to as “Kavsar”); and

(2)	DWM PETROLEUM AG, a company registered in Switzerland, having its registered office at Bahnofstrasse 9, Baar, Switzerland (hereinafter referred to as “DWM”).

BACKGROUND:

A.

Effective December 31, 2012, Kavsar and DWM entered into a share purchase agreement relating to the sale and purchase of 80% the issued share capital of TF Petroleum AG, a Swiss company that would hold 100% shares in Petroleum Sugd, a Tajik company (hereinafter “SPA”).

B.	Effective December 31, 2013 Articles 3.4.1 and 3.4.3 of the SPA has been amended.

C.	DWM now desires and Kavsar is willing to amend the provisions in the SPA in respect of the Contract (for subsoil use) with the Government setting royalty and bonus rates, as follows.

NOW THEREFORE, KAVSAR AND DWM AGREE as follows:

1.	Last line in Article 3.1.2 of the SPA which reads as below is deleted:

“Contract (for subsoil use) with the Government setting royalty and bonus rates.”

2.	Following new Article 3.1.8 is added in SPA:

“Seller shall confirm to the Purchaser in writing that PS has agreed with the responsible Government authority, the terms for the Contract (for subsoil use) with the Government setting royalty and bonus rates, along with a summary of terms so agreed.”

3.	Following new Article 3.2.12 is added in SPA:

“Seller shall confirm to the Purchaser in writing that PS has executed the Contract (for subsoil use) with the Government setting royalty and bonus rates.”

4.	Except for the amendments in Articles 1 - 3 above, all other terms and conditions of the SPA shall remain in full force and effect.

IN WITNESS WHEREOF this Amendment has been signed by the parties (or their duly authorised representatives) effective as of April 30, 2012

KAVSAR GENERAL TRADING FZE	DWM PETROLEUM AG

/s/ Mr. Khurshed Nozimov	/s/ Dr. Werner Ladwein
General Manager	President